HSBC Funds

HSBC Frontier Markets Fund
(the “Fund”)

Supplement dated December 4, 2017
to the Prospectus and Statement of Additional Information (“SAI”),
each dated February 28, 2017, each as supplemented to date

Effective immediately, Christopher Turner no longer serves as a portfolio manager of the Fund. Ramzi Sidani, Senior Portfolio Manager at HSBC Global Asset Management (UK) Limited, the Fund’s subadviser, will continue to serve as the Lead Portfolio Manager of the Fund. Mr. Sidani has managed the Fund since 2016. All references to Mr. Turner are removed from the Fund’s Prospectus and SAI.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE